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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                   FORM 8-K


                               CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         December 29, 2004
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                    1-6541                          13-2646102
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(State or other              (Commission                  (IRS Employer
 jurisdiction of              File Number)                 Identification No.)
 incorporation)

667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure

  On December 29, 2004, Registrant issued a press release for Loews Corporation announcing that its wholly owned subsidiary, TGT Pipeline, LLC has completed its previously announced acquisition of Gulf South Pipeline, LP from Entergy-Koch, LP. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	  Financial Statements and Exhibits

           (c) Exhibits:

           Exhibit No.     Description
           ----------      -----------

 99.1         Loews Corporation press release, issued December
              29, 2004, announcing the Acquisition of Gulf
              South Pipeline, LP.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LOEWS CORPORATION
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                                         (Registrant)



Dated:   January 3, 2005         By:    /s/  Guy A. Kwan
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                                         Guy A. Kwan
                                         Controller

                                    Page 2 of 2